UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 20, 2019

SOCKET MOBILE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13810	94-3155066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39700 Eureka Drive

Newark, CA 94560

(Address of principal executive offices, including zip code)

(510) 933-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value per Share	SCKT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Certain Officers; Appointment of Certain Officers

Departure of Executive Officer

On May 20, 2019, Socket Mobile, Inc. (the “Company”) announced that David Dunlap, 76, has stepped down effective May 20, 2019 as the Company’s Vice President of Finance and Administration, Secretary and Chief Financial Officer in contemplation of his retirement on June 30, 2019. Mr. Dunlap will continue to serve as a member of the Board of Directors and will continue to work actively with the Company as a consultant commencing July 1, 2019.

Appointment of Executive Officer

On May 20, 2019, the Company announced the appointment of Lynn Zhao, 50, as Vice President of Finance and Administration, Secretary and Chief Financial Officer. Ms. Zhao has served as the Company’s Controller since January 2015 and was appointed Vice President and Controller in September 2017. Ms. Zhao previously served as the Company’s General Accounting Manager from December 2000 through January 2015. Ms. Zhao holds an MBA degree from San Jose State University and a Bachelor of Science degree in chemistry from Xiamen University in China. Ms. Zhao was previously nominated by the Nominating Committee of the Company’s Board of Directors to stand for election as a management member of the Board of Directors at the Company’s annual meeting of stockholders to be held on May 22, 2019.

A copy of the press release related to these announcements is attached hereto as Exhibit 99.1.

There are no arrangements or understandings between Ms. Zhao and any other persons pursuant to which she was appointed Vice President of Finance and Administration, Secretary and Chief Financial Officer and nominated for election to the Board. There are also no family relationships between Ms. Zhao and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated May 20, 2019, relating to a change in executive officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET MOBILE, INC.

Date: May 20, 2019	/s/ Kevin J. Mills
Kevin J. Mills
President and CEO

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated May 20, 2019, relating to a change in executive officers